SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2003

Waters Instruments, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-1388	41-0832194
(Commission File Number)	(I.R.S. Employer Identification Number)

13705 26th Avenue N, Suite 102 Minneapolis, Minnesota 55441
(Address of Principal Executive Offices) (Zip Code)

(763) 551-1125
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

	(a)	Financial statements: None.

	(b)	Pro forma financial information: None.

	(c)	Exhibits:

		Exhibit 99	Press release dated May 14, 2003.

Item 9.		Regulation FD Disclosure.

On May 14, 2003, Water Instruments, Inc. issued a press release announcing its 2003 third quarter results.  The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

This information is furnished in satisfaction of Item 12 “Disclosure of Results of Operations and Financial Condition” of Form 8-K and is being presented under Item 9 “Regulation FD Disclosure” of Form 8-K in accordance with guidance provided by the Securities and Exchange Commission Release No. 33-8216.  The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2003

WATERS INSTRUMENTS, INC.

	By	/s/ Jerry W. Grabowski
Jerry W. Grabowski, President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

FORM 8-K/A-1

WATERS INSTRUMENTS, INC.

Exhibit No.	Description

99	Press Release dated May 14, 2003